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Exhibit 10.1(g)







March 25, 2002

Mr. C.E Bryant, Jr., President
Continental Conveyer and Equipment Company
Winfield, Alabama

Mr. Doug Markham, President
Goodman Conveyor Company
Belton, South Carolina

Re:  Amendment

Gentlemen:

Please be advised that we are amending the Advances to Foreign Subsidiaries covenant for the Sixth Amendment to the Credit Facility dated March 28, 2000. As of 12/31/01, Advances to Foreign Subsidiaries are limited to $8,400,000. Advances to Foreign Subsidiaries will be reduced to $8,200,000 as of 3/31/02 and $8,000,000 as of 6/30/02 and $7,750,000 as of 12/31/02.

To confirm the above understanding and agreement of the Borrowers to the amendment of the loan covenant set forth above, please sign one or more copies of this letter on behalf of the Borrowers and return signed copies to my attention.

Should you have any additional questions please do not hesitate to call me.

Sincerely,

Bank One, NA

----------------
Rudolf G. Bentlage
First Vice President





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Confirmed and Agreed:



Continental Conveyor & Equipment Company

-------------------
C.E.Bryant, Jr., President


Goodman Conveyor Company

-------------------------
Doug Markham, President